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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             September 19, 1995
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                       1-7543                        94-1278569
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(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                              85002
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

    Exhibits                                    Title
    --------                                    ------
      1.1 Underwriting and Pricing Agreement, each dated September 19, 1995, between the Registrant and Goldman Sachs & Co.

      4.1 Officers' Certificate, dated September 19, 1995, without exhibits, pursuant to Section 2.02 of the Indenture, dated as of September 1, 1992, between the Registrant and The Chase Manhattan Bank, N.A., establishing the terms of the Registrant's 6.625% Notes due September 15, 2001 (the "Notes").

      4.2      Specimen certificate evidencing the Notes.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  September 20, 1995       By: Bruno A. Marszowski
                                 -----------------------------------
                                     Bruno A. Marszowski
                                     Senior Vice President-Controller
                                     and Chief Financial Officer





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